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                                                                     Exhibit 4.1


                                Twin Lakes, Inc.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
             AUTHORIZED 8,000,000 PREFERRED SHARES, $.001 PAR VALUE;
                    40,000,000 COMMON SHARES, $.001 PAR VALUE


NUMBER                                                                    SHARES


THIS CERTIFIES THAT



                                                     SEE REVERSE FOR
                                                     CERTAIN DEFINITIONS
                                                     CUSIP _______________



is the owner of




FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $.001 EACH OF


                                Twin Lakes, Inc.


transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate is not valid unless countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:       , 2000



----------------------------                ------------------------
Elliot H. Lutzker, Secretary                Johnny Thomas, President


                                                     Corporate
                                                       SEAL

COUNTERSIGNED:

By:
    ---------------------------------------
    Transfer Agent and Authorized Signature


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                                Twin Lakes, Inc.

                            Transfer Fee: As Required

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common         UNIF GIFT ACT-_____ Custodian for ________
                                                       Cust.)            (Minor)
                                                   under Unform Gifts to Minors

TEN ENT- as tenants by the entireties

JT TEN- as joint tenants with right of       Act of _______    survivorship and
     (State)                                            not as tenants in common

         Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                    ----------------------------------------

                    ----------------------------------------

                Please print or type name and address of assignee

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___________________________ Shares of the Common Stock represented by the within
Certificate and do hereby irrevocably constitute and appoint
______________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution inn Certificate and do the premises.

Dated ______ 20__

SIGNATURE GUARANTEED:                             X__________________

                                                  X__________________

         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.